UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

Deutsche International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2014

Annual Report

to Shareholders

Deutsche World Dividend Fund

(formerly DWS World Dividend Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
19 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
29 Notes to Financial Statements
41 Report of Independent Registered Public Accounting Firm
42 Information About Your Fund's Expenses
44 Tax Information
45 Advisory Agreement Board Considerations and Fee Evaluation
50 Board Members and Officers
55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,
Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Investment Strategy
Although we may invest in companies of any size and from any country, we invest mainly in common stocks of established companies in countries with developed economies. We seek income by investing in dividend-paying stocks. We look for companies we believe are fundamentally strong and that we expect to have high, sustainable dividend yields and stable cash flows.
In choosing securities, we use a combination of analytical disciplines:
Bottom-up research. We look for individual companies that we believe have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.
Growth orientation. We generally look for companies that we believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.
Analysis of regional themes. We look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

The fund returned 5.68% (unadjusted for sales charges) during the annual period, underperforming the 6.05% return of its benchmark, the MSCI World High Dividend Yield Index.

Despite periodic concerns about geopolitical disruptions and uneven economic data, the past year brought a robust return for the global equity markets. Investors generally remained encouraged about economic trends in the United States and the United Kingdom, the stabilization of China’s growth trajectory and, perhaps most important, the continued accommodation being provided by the world’s central banks. Even as the U.S. Federal Reserve Board (the Fed) wrapped up its asset-purchase program, it remained steadfast in keeping its "lower for longer" interest-rate policy. Outside of the United States, the central banks in Europe and Japan both remained committed to providing aggressive monetary stimulus to their respective economies. In this environment, the MSCI World Index finished with a 12-month total return of 8.67%.

Dividend stocks, while also providing healthy returns, nonetheless lagged the performance of the broader markets during the past year. Generally speaking, investors’ hearty risk appetite led to higher demand for faster-growing companies relative to the types of conservative, steady growers that populate the universe of dividend stocks.

Fund Performance

The fund’s underperformance stems from its investments in a small group of stocks that lagged during the past year, but in which we have retained our positions on the belief that they offer even more compelling opportunities after their downturns. For instance, our largest detractor was the British supermarket operator Tesco PLC, where cash flows were negatively affected by rising competition. However, we continued to hold the stock on the belief that its market capitalization fell to a level that was well below the value of the company’s underlying assets. Another notable detractor was the oil services company Transocean Ltd. The company operates offshore drilling platforms, an industry in which overcapacity led to falling day rates (the rate which companies such as Transocean can charge each day). Although the stock lagged, we held on to the position on the belief that — like Tesco — it had traded down to levels near the value of its underlying assets. Wincor Nixdorf AG, the Germany-based producer of ATM machines, was a third detractor of note. Wincor Nixdorf has exposure to Russia, which caused it to sell off sharply on headlines related to the Russia-Ukraine conflict. We saw this as an opportunity to increase the fund’s position at an attractive price, and the stock indeed rebounded from its July low in the latter half of the period.

On the plus side, the fund’s largest contributor was the electric and gas utility stock UGI Corp. Our original purchase was based on our view that the stock was trading below the intrinsic value of the company, and this gap has since closed on the strength of UGI’s strong free cash flow and decision to increase its dividend. Microsoft Corp. also made a substantial contribution to performance during the 12-month period. We purchased the stock in late 2012 on the belief that it was undervalued given the size and stability of its cash flows. During the past year, it emerged as one of the leading mega-cap stocks in the technology sector, as investors were attracted to its compelling valuation, increased dividend and appointment of a new chief executive officer. Novartis AG, the Swiss pharmaceutical company, and Stryker Corp.,* a U.S.-based medical-device producer, also stood out as being top contributors.

* Not held in the portfolio as of October 31, 2014.

"Dividend stocks, while providing healthy returns, nonetheless lagged the performance of the broader markets during the past year."

Outlook and Positioning

Dividend-paying stocks have lagged in the strong market environment of the past two years, which has depressed their longer-term relative performance. While this may be discouraging in the wake of the attention that was lavished on dividend stocks in the early part of this decade, we also wish to remind investors that stocks have produced an extended period of unusually strong returns. As a result, valuations in certain markets — most notably the United States — have moved above historical levels. We believe this will result in more moderate total returns for the broader global equity markets, which in turn should amplify the importance of dividends in stocks’ total returns. Further, an environment of higher volatility — such as that which we witnessed in September 2014 — could fuel increased demand for stocks with defensive characteristics. With this as background, we remain focused on the role dividends can play in longer-term performance, rather than placing too much of an emphasis on short-term results.

Our portfolio activity was higher than normal during the past year. We sold a number of stocks that reached what we believed were their fair values, and we decreased the fund’s weightings in several individual stocks where we saw the potential for continued upside, but where the risk-return trade-off was no longer as attractive as it was earlier in the year. In turn, we deployed the proceeds from these sales into companies where we believe valuations are more attractive.

The net effect of these moves was higher concentration in the stocks that we consider to be our "best ideas." The fund held 37 stocks at the close of the period, down from 42 one year ago. In addition, our various bottom-up decisions led us to move away from stocks with growing dividends toward a larger weighting in stocks with larger absolute dividends, stable earnings growth and more attractive valuations. Procter & Gamble Co., PepsiCo, Inc. and Verizon Communications, Inc. are examples of stocks we include in this category.

We believe our steady rotation from stocks that have exceeded their fair value to those with more compelling valuations helps illustrate the potential benefit of using an active value discipline to invest in dividend stocks, rather than simply striving to own the highest-yielding stocks in the market. While our emphasis on fundamentally sound companies with growing dividends may not always lead to short-term outperformance, we believe it is the best way to generate outperformance over the full five-to-seven-year market cycle.

Ten Largest Equity Holdings at October 31, 2014 (46.3% of Net Assets)	Country	Percent
1. British American Tobacco PLC Manufactures, markets and sells cigarettes and other tobacco products	United Kingdom	7.3%
2. Verizon Communications, Inc. Provider of advanced communication and information technology services	United States	5.6%
3. Procter & Gamble Co. Manufacturer of diversified consumer products	United States	5.4%
4. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	United States	5.2%
5. Jardine Matheson Holdings Ltd. A multinational conglomerate with a portfolio of various businesses in the Asia-Pacific region	Hong Kong	4.4%
6. Unilever NV Manufactures food, home and personal care products	United Kingdom	4.1%
7. HCP, Inc. A real estate investment trust	United States	3.9%
8. Coach, Inc. Designer, producer and marketer of leather goods	United States	3.7%
9. Southern Co. Provider of electric utility services	United States	3.6%
10. Canadian Oil Sands Ltd. An oil and gas and gas exploration company	Canada	3.1%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 55 for contact information.

Portfolio Management Team

Thomas Schuessler, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

— Head of Equity Income and Member of the Asset Management CIO Executive Committee: Frankfurt.

— PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Oliver Pfeil, PhD, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2006 after three years as Executive Assistant to the Management Board of Deutsche Bank. Previously, he served as a Research Fellow at the Swiss Institute of Banking and Finance at the University of St. Gallen (2000–2002) and as a Visiting Scholar in Capital Markets Research at MIT Sloan School of Management (2002–2003).

— Portfolio manager for US and Global Value Equity: Frankfurt.

— PhD and MBA in Business Administration from the University of St. Gallen; CEMS Master in International Management from the University of St. Gallen & ESADE, Barcelona; completed bank training program ("Bankkaufmann") at Sal. Oppenheim jr. & Cie. KGaA, Cologne.

Fabian Degen, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio manager for US and Global Value Equity: Frankfurt.

— US and Global Fund Management: Frankfurt.

— Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

Peter Steffen, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio manager for US and Global Value Equity: Frankfurt.

— Master's Degree ("Diplom-Kaufmann") in Finance and Asset Management from International School of Management, Dortmund with educational exchanges at the Université de Neuchâtel (Switzerland) and the University of Colorado (USA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market-capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the United States.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance Summary October 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	5.68%	8.72%	5.68%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–0.39%	7.44%	5.05%
MSCI World High Dividend Yield Index†	6.05%	10.63%	N/A
MSCI World Index††	8.67%	11.41%	6.93%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.83%	7.78%	4.75%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	1.83%	7.63%	4.75%
MSCI World High Dividend Yield Index†	6.05%	10.63%	N/A
MSCI World Index††	8.67%	11.41%	6.93%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
Unadjusted for Sales Charge	4.92%	7.89%	4.82%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.92%	7.89%	4.82%
MSCI World High Dividend Yield Index†	6.05%	10.63%	N/A
MSCI World Index††	8.67%	11.41%	6.93%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/14
No Sales Charges	5.92%	8.93%	5.90%
MSCI World High Dividend Yield Index†	6.05%	10.63%	N/A
MSCI World Index††	8.67%	11.41%	6.93%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/14
No Sales Charges	6.00%	9.11%	4.57%
MSCI World High Dividend Yield Index†	6.05%	10.63%	N/A
MSCI World Index††	8.67%	11.41%	6.38%

Until December 1, 2010, this fund was known as DWS Europe Equity Fund. On December 1, 2010, the fund's objective, strategy and name changed. All returns prior to December 1, 2010 were achieved under the previous objective and strategy.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2014 are 1.28%, 2.57%, 2.00%, 1.10% and 0.96% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on March 14, 2005. The performance shown for the MSCI World Index is for the time period of March 31, 2005 through October 31, 2014, which is based on the performance period of the life of Institutional Class.

† The MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market-capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. The index commenced on October 31, 2006.

†† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/14	$29.26	$28.98	$29.04	$29.30	$29.55
10/31/13	$28.10	$27.83	$27.89	$28.13	$28.38
Distribution Information as of 10/31/14
Income Dividends, Twelve Months	$.43	$.19	$.21	$.48	$.52

Investment Portfolio as of October 31, 2014
	Shares	Value ($)

Common Stocks 94.2%
Bermuda 2.7%
PartnerRe Ltd. (a) (Cost $5,092,634)	83,889	9,705,118
Canada 4.4%
Canadian Natural Resources Ltd.	133,635	4,663,382
Canadian Oil Sands Ltd.	714,352	11,193,342
(Cost $17,483,218)		15,856,724
Finland 1.1%
Sampo Oyj "A" (Cost $2,095,044)	84,051	4,026,613
France 3.9%
Air Liquide SA	36,869	4,453,690
Sanofi	104,544	9,683,662
(Cost $10,836,613)		14,137,352
Germany 1.5%
Wincor Nixdorf AG (Cost $5,442,627)	112,737	5,178,732
Hong Kong 4.4%
Jardine Matheson Holdings Ltd. (Cost $14,472,887)	261,285	15,742,107
Japan 1.3%
NTT DoCoMo, Inc. (Cost $4,649,308)	286,558	4,804,737
Netherlands 3.7%
Koninklijke Philips NV	238,134	6,660,949
Wolters Kluwer NV	246,235	6,577,030
(Cost $10,195,768)		13,237,979
Poland 1.1%
Powszechny Zaklad Ubezpieczen SA (Cost $2,418,999)	26,641	3,995,858
Switzerland 4.3%
Nestle SA (Registered)	69,274	5,071,600
Novartis AG (Registered)	46,673	4,328,641
Transocean Ltd. (a) (b)	196,532	5,862,550
(Cost $13,004,411)		15,262,791
United Kingdom 21.8%
BAE Systems PLC	596,174	4,380,500
British American Tobacco PLC	464,913	26,405,736
CNH Industrial NV (a)	880,166	7,173,353
Imperial Tobacco Group PLC	228,672	9,928,791
Pearson PLC	189,447	3,549,014
Smiths Group PLC	172,226	3,213,810
Tesco PLC	3,034,995	8,440,644
Unilever NV (CVA)	383,633	14,894,742
(Cost $77,751,319)		77,986,590
United States 44.0%
C.H. Robinson Worldwide, Inc.	110,713	7,662,447
Cisco Systems, Inc.	420,390	10,286,943
Coach, Inc.	385,272	13,245,651
Diebold, Inc. (b)	105,076	3,722,843
HCP, Inc. (REIT)	315,873	13,888,936
Leucadia National Corp.	382,724	9,101,177
Mattel, Inc.	300,000	9,321,000
Microsoft Corp.	162,167	7,613,741
PepsiCo, Inc.	193,957	18,652,845
Procter & Gamble Co.	220,587	19,250,627
Southern Co.	277,543	12,866,893
Staples, Inc. (b)	164,114	2,080,966
UGI Corp.	271,129	10,218,852
Verizon Communications, Inc. (c) (d)	14,940	750,563
Verizon Communications, Inc. (c)	382,634	19,227,359
(Cost $135,951,793)		157,890,843
Total Common Stocks (Cost $299,394,621)		337,825,444

Securities Lending Collateral 3.0%
Daily Assets Fund Institutional, 0.08% (e) (f) (Cost $10,652,861)	10,652,861	10,652,861

Cash Equivalents 5.2%
Central Cash Management Fund, 0.06% (e) (Cost $18,784,698)	18,784,698	18,784,698

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $328,832,180)†	102.4	367,263,003
Other Assets and Liabilities, Net	(2.4)	(8,692,754)
Net Assets	100.0	358,570,249

† The cost for federal income tax purposes was $328,930,606. At October 31, 2014, net unrealized appreciation for all securities based on tax cost was $38,332,397. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $55,280,788 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,948,391.

(a) Listed on the New York Stock Exchange.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2014 amounted to $10,322,551, which is 2.9% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the London Stock Exchange.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Deposit)

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Bermuda	$9,705,118	$—	$—	$9,705,118
Canada	15,856,724	—	—	15,856,724
Finland	—	4,026,613	—	4,026,613
France	—	14,137,352	—	14,137,352
Germany	—	5,178,732	—	5,178,732
Hong Kong	—	15,742,107	—	15,742,107
Japan	—	4,804,737	—	4,804,737
Netherlands	—	13,237,979	—	13,237,979
Poland	—	3,995,858	—	3,995,858
Switzerland	5,862,550	9,400,241	—	15,262,791
United Kingdom	7,173,353	70,813,237	—	77,986,590
United States	157,140,280	750,563	—	157,890,843
Short-Term Investments (g)	29,437,559	—	—	29,437,559
Total	$225,175,584	$142,087,419	$—	$367,263,003

There have been no transfers between fair value measurement levels during the year ended October 31, 2014.

(g) See Investment Portfolio for additional detailed categorizations.

The accompaning notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $299,394,621) — including $10,322,551 of securities loaned	$337,825,444
Investment in Daily Assets Fund Institutional (cost $10,652,861)*	10,652,861
Investment in Central Cash Management Fund (cost $18,784,698)	18,784,698
Total investments in securities, at value (cost $328,832,180)	367,263,003
Foreign currency, at value (cost $53,436)	52,578
Receivable for Fund investments sold	10,512,274
Receivable for Fund shares sold	191,500
Dividends receivable	904,713
Interest receivable	7,891
Foreign taxes recoverable	408,514
Other assets	35,734
Total assets	379,376,207
Liabilities
Payable upon return of securities loaned	10,652,861
Payable for investments purchased	9,417,630
Payable for Fund shares redeemed	182,034
Accrued management fee	163,338
Accrued Directors' fees	4,073
Other accrued expenses and payables	386,022
Total liabilities	20,805,958
Net assets, at value	$358,570,249
Net Assets Consist of
Undistributed net investment income	3,379,566
Net unrealized appreciation (depreciation) on: Investments	38,430,823
Foreign currency	(31,255)
Accumulated net realized gain (loss)	(133,763,075)
Paid-in capital	450,554,190
Net assets, at value	$358,570,249

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($105,262,142 ÷ 3,598,014 shares of capital stock outstanding, $.01 par value, 50,000,000 of shares authorized)	$29.26
Maximum offering price per share (100 ÷ 94.25 of $29.26)	$31.05
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($76,196 ÷ 2,629 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$28.98
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($37,062,653 ÷ 1,276,380 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$29.04
Class R6 Net Asset Value, offering and redemption price(a) per share ($9,672 ÷ 330.18 shares of capital stock outstanding, $.01 par value, 50,000,000 of shares authorized)	$29.29
Class S Net Asset Value, offering and redemption price(a) per share ($202,971,584 ÷ 6,927,846 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)	$29.30
Institutional Class Net Asset Value, offering and redemption price(a) per share ($13,188,002 ÷ 446,338 shares of capital stock outstanding, $.01 par value, 100,000,000 of shares authorized)	$29.55

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

Statement of Operations
for the year ended October 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $626,397)	$12,210,229
Income distributions — Central Cash Management Fund	11,314
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	158,836
Total income	12,380,379
Expenses: Management fee	2,419,197
Administration fee	369,165
Services to shareholders	669,630
Distribution and service fees	622,305
Custodian fee	59,058
Professional fees	113,275
Reports to shareholders	62,243
Registration fees	78,940
Directors' fees and expenses	16,042
Other	31,653
Total expenses before expense reductions	4,441,508
Expense reductions	(81,199)
Total expenses after expense reductions	4,360,309
Net investment income	8,020,070
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	42,344,824
Foreign currency	(28,181)
42,316,643
Change in net unrealized appreciation (depreciation) on: Investments	(30,441,754)
Foreign currency	(45,743)
(30,487,497)
Net gain (loss)	11,829,146
Net increase (decrease) in net assets resulting from operations	$19,849,216

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$8,020,070	$6,171,552
Net realized gain (loss)	42,316,643	20,593,838
Change in net unrealized appreciation (depreciation)	(30,487,497)	37,996,693
Net increase (decrease) in net assets resulting from operations	19,849,216	64,762,083
Distributions to shareholders from: Net investment income: Class A	(1,611,825)	(2,525,113)
Class B	(506)	(2,340)
Class C	(270,366)	(475,877)
Class R6	(37)	—
Class S	(3,455,564)	(5,033,763)
Institutional Class	(247,317)	(296,495)
Total distributions	(5,585,615)	(8,333,588)
Fund share transactions: Proceeds from shares sold	87,189,726	71,046,717
Reinvestment of distributions	5,203,875	7,793,139
Payments for shares redeemed	(96,889,976)	(80,738,644)
Redemption fees	2,270	801
Net increase (decrease) in net assets from Fund share transactions	(4,494,105)	(1,897,987)
Increase (decrease) in net assets	9,769,496	54,530,508
Net assets at beginning of period	348,800,753	294,270,245
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $3,379,566 and $1,119,132, respectively)	$358,570,249	$348,800,753

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2014		2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$28.10		$23.48	$22.78	$23.58		$22.34
Income (loss) from investment operations: Net investment incomea	.62		.50	.57	.61		.30
Net realized and unrealized gain (loss)	.97		4.80	.81	(.40)		1.39
Total from investment operations	1.59		5.30	1.38	.21		1.69
Less distributions from: Net investment income	(.43)		(.68)	(.68)	(1.06)		(.66)
Increase from regulatory settlements	—		—	—	.05	d	.21	d
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$29.26		$28.10	$23.48	$22.78		$23.58
Total Return (%)b	5.68	c	23.01	6.24	1.16		8.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105		102	94	85		42
Ratio of expenses before expense reductions (%)	1.25		1.28	1.29	1.35		1.45
Ratio of expenses after expense reductions (%)	1.24		1.28	1.29	1.35		1.45
Ratio of net investment income (%)	2.12		1.95	2.51	2.63		1.37
Portfolio turnover rate (%)	51		28	19	82		204
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.093 per share for the period ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.051 and $0.115 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.22% and 0.93% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2014	2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$27.83	$23.23	$22.54	$23.19		$22.03
Income (loss) from investment operations: Net investment incomea	.32	.28	.37	.38		.11
Net realized and unrealized gain (loss)	1.02	4.77	.79	(.39)		1.38
Total from investment operations	1.34	5.05	1.16	(.01)		1.49
Less distributions from: Net investment income	(.19)	(.45)	(.47)	(.69)		(.52)
Increase from regulatory settlements	—	—	—	.05	d	.19	d
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$28.98	$27.83	$23.23	$22.54		$23.19
Total Return (%)b,c	4.83	22.01	5.31	.19		7.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1	.2	.1	.2		.4
Ratio of expenses before expense reductions (%)	2.57	2.57	2.65	2.50		2.62
Ratio of expenses after expense reductions (%)	2.03	2.09	2.18	2.33		2.35
Ratio of net investment income (%)	1.12	1.09	1.63	1.62		.46
Portfolio turnover rate (%)	51	28	19	82		204
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.079 per share for the period ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.051 and $0.110 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.22% and 0.93% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2014		2013	2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$27.89		$23.30	$22.60		$23.24		$21.99
Income (loss) from investment operations: Net investment incomea	.41		.31	.41		.37		.12
Net realized and unrealized gain (loss)	.95		4.77	.80		(.35)		1.36
Total from investment operations	1.36		5.08	1.21		.02		1.48
Less distributions from: Net investment income	(.21)		(.49)	(.51)		(.71)		(.44)
Increase from regulatory settlements	—		—	—		.05	d	.21	d
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$29.04		$27.89	$23.30		$22.60		$23.24
Total Return (%)c	4.92	b	22.09	5.51	b	.31		7.82
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37		30	23		15		2
Ratio of expenses before expense reductions (%)	1.98		2.00	2.02		2.11		2.29
Ratio of expenses after expense reductions (%)	1.96		2.00	2.02		2.11		2.29
Ratio of net investment income (%)	1.41		1.22	1.81		1.66		.52
Portfolio turnover rate (%)	51		28	19		82		204
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return does not reflect the effect of any sales charges.
d Includes a non-recurring payment from the Advisor, which amounted to $0.093 per share for the period ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.051 and $0.114 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.22% and 0.93% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

Class R6	Period Ended 10/31/14a
Selected Per Share Data
Net asset value, beginning of period	$30.40
Income (loss) from investment operations: Net investment incomeb	.09
Net realized and unrealized gain (loss)	(1.09)
Total from investment operations	(1.00)
Less distributions from: Net investment income	(.11)
Redemption fees	.00	***
Net asset value, end of period	$29.29
Total Return (%)	(3.22	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses (%)	.90	*
Ratio of net investment income (%)	1.69	*
Portfolio turnover rate (%)	51	c
a For the period from August 25, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding during the period.
c Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.
* Annualized
** Not annualized
*** Amount is less than $.005.

	Years Ended October 31,
Class S	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$28.13		$23.50		$22.81		$23.66		$22.42
Income (loss) from investment operations: Net investment incomea	.68		.54		.61		.68		.35
Net realized and unrealized gain (loss)	.97		4.81		.81		(.42)		1.41
Total from investment operations	1.65		5.35		1.42		.26		1.76
Less distributions from: Net investment income	(.48)		(.72)		(.73)		(1.16)		(.73)
Increase from regulatory settlements	—		—		—		.05	c	.21	c
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$29.30		$28.13		$23.50		$22.81		$23.66
Total Return (%)	5.92	b	23.19	b	6.44	b	1.37		8.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	203		207		168		167		173
Ratio of expenses before expense reductions (%)	1.06		1.10		1.13		1.15		1.21
Ratio of expenses after expense reductions (%)	1.03		1.09		1.13		1.15		1.21
Ratio of net investment income (%)	2.32		2.12		2.67		2.89		1.60
Portfolio turnover rate (%)	51		28		19		82		204
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.093 per share for the period ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.051 and $0.115 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.22% and 0.93% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2014		2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$28.38		$23.71	$23.03	$23.95		$22.72
Income (loss) from investment operations: Net investment incomea	.69		.58	.65	.75		.41
Net realized and unrealized gain (loss)	1.00		4.86	.81	(.45)		1.43
Total from investment operations	1.69		5.44	1.46	.30		1.84
Less distributions from: Net investment income	(.52)		(.77)	(.78)	(1.27)		(.83)
Increase from regulatory settlements	—		—	—	.05	c	.22	c
Redemption fees	.00	*	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$29.55		$28.38	$23.71	$23.03		$23.95
Total Return (%)	6.00	b	23.36	6.59	1.55		9.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13		10	9	8		13
Ratio of expenses before expense reductions (%)	.95		.96	.99	.95		.96
Ratio of expenses after expense reductions (%)	.95		.96	.99	.95		.96
Ratio of net investment income (%)	2.34		2.26	2.81	3.15		1.86
Portfolio turnover rate (%)	51		28	19	82		204
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.098 per share for the period ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.051 and $0.119 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.22% and 0.93% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche World Dividend Fund (formerly DWS World Dividend Fund) (the "Fund") is a diversified series of the Deutsche International Fund, Inc. (formerly DWS International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Class R6 shares commenced operations on August 25, 2014. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $133,665,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2017 ($113,658,000) and October 31, 2018 ($20,007,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income *	$3,379,566
Capital loss carryforwards	$(133,665,000)
Net unrealized appreciation (depreciation) on investments	$38,332,397

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2014	2013
Distributions from ordinary income*	$5,585,615	$8,333,588

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $182,699,535 and $178,364,474, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.665%
Next $750 million of such net assets	.635%
Next $1.5 billion of such net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Accordingly, for the year ended October 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.66% of the Fund's average daily net assets.

For the period from November 1, 2013 through September 30, 2014 and for the period from August 25, 2014 (commencement of operations) through September 30, 2014 for Class R6 shares, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.28%
Class B	2.03%
Class C	2.03%
Class R6	1.03%
Class S	1.03%
Institutional Class	1.03%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.27%
Class B	2.02%
Class C	2.02%
Class R6	1.02%
Class S	1.02%
Institutional Class	1.02%

For the year ended October 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$7,208
Class B	515
Class C	5,330
Class S	67,759
Institutional Class	387
$81,199

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2014, the Administration Fee was $369,165, of which $30,496 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2014
Class A	$42,704	$10,834
Class B	620	142
Class C	6,828	1,539
Class S	186,818	44,500
Institutional Class	1,783	481
	$238,753	$57,496

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2014
Class B	708	48
Class C	269,687	23,480
	$270,395	$23,528

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2014	Annual Rate
Class A	$263,318	$43,692	.24%
Class B	233	35	.25%
Class C	88,359	15,544	.25%
	$351,910	$59,271

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2014 aggregated $34,158.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2014, the CDSC for Class B and C shares aggregated $371 and $5,586, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2014, DDI received $16,735 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $23,259, of which $7,671 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $14,275.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,043,144	$30,223,072	959,921	$24,861,979
Class B	611	18,456	3,188	81,792
Class C	399,505	11,424,497	311,731	8,137,348
Class R6*	328.95	10,000	—	—
Class S	1,181,206	34,289,503	1,157,715	30,462,179
Institutional Class	371,949	11,224,198	289,848	7,503,419
		$87,189,726		$71,046,717
Shares issued to shareholders in reinvestment of distributions
Class A	51,042	$1,502,685	95,716	$2,350,360
Class B	16	472	89	2,125
Class C	7,896	232,917	17,208	416,171
Class R6*	1.23	37	—	—
Class S	109,377	3,220,539	192,150	4,740,642
Institutional Class	8,286	247,225	11,395	283,841
		$5,203,875		$7,793,139
Shares redeemed
Class A	(1,143,410)	$(33,430,627)	(1,419,322)	$(36,135,699)
Class B	(3,521)	(97,488)	(3,470)	(87,204)
Class C	(193,007)	(5,563,984)	(255,765)	(6,529,470)
Class S	(1,706,770)	(49,399,957)	(1,150,555)	(29,336,891)
Institutional Class	(283,452)	(8,397,920)	(332,825)	(8,649,380)
		$(96,889,976)		$(80,738,644)
Redemption fees		$2,270		$801
Net increase (decrease)
Class A	(49,224)	$(1,704,614)	(363,685)	$(8,922,594)
Class B	(2,894)	(78,560)	(193)	(3,274)
Class C	214,394	6,093,548	73,174	2,024,049
Class R6*	330.18	10,037	—	—
Class S	(416,187)	(11,888,019)	199,310	5,865,952
Institutional Class	96,783	3,073,503	(31,582)	(862,120)
		$(4,494,105)		$(1,897,987)

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche International Fund, Inc. and Shareholders of Deutsche World Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche World Dividend Fund (formerly DWS World Dividend Fund) (the "Fund") at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 19, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class B, Class C, Class S and Institutional Class shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2014 to October 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R6*	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$989.30	$985.10	$985.60	$967.80	$990.30	$990.70
Expenses Paid per $1,000**	$6.27	$10.21	$9.86	$1.65	$5.17	$4.72
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R6*	Class S	Institutional Class
Beginning Account Value 5/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,018.90	$1,014.92	$1,015.27	$1,020.67	$1,020.01	$1,020.47
Expenses Paid per $1,000**	$6.36	$10.36	$10.01	$4.58	$5.24	$4.79

* For the period from August 25, 2014 (commencement of operations of Class R6) to October 31, 2014.

** Expenses (hypothetical expenses if Class R6 had been in existence from May 1, 2014) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R6	Class S	Institutional Class
Deutsche World Dividend Fund	1.25%	2.04%	1.97%	.90%	1.03%	.94%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 68% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended October 31, 2014, qualified for the dividends received deduction.

The Fund paid foreign taxes of $229,445 and earned $4,161,602 of foreign source income during the year ended October 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates approximately $0.02 per share as foreign taxes paid and $0.34 per share as income earned from foreign sources for the year ended October 31, 2014.

For federal income tax purposes, the Fund designates approximately $14,120,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche World Dividend Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2013.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds.

The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SERAX	SERBX	SERCX	SCGEX	SERNX
CUSIP Number	25156G 863	25156G 814	25156G 723	25156G 657	25156G 665
Fund Number	477	677	777	2077	1477

For shareholders of Class R6
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SERZX
CUSIP Number	25156G 640
Fund Number	1677

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DWDF-2
(R-024077-4 12/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE WORLD DIVIDEND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$65,066	$0	$0	$0
2013	$62,084	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche World Dividend Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2014